UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2007

PROS Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	76-0168604
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

3100 Main Street, Suite 900
Houston, TX, 77002	(713) 335-5151
(Address of principal executive offices)	(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 — Press Release dated October 29, 2007 - Pro-forma financial information.

On October 30, 2007, PROS Holdings, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that it had announced its financial results for the quarter ended September 30, 2007 by issuing a press release on October 29, 2007 and on the same date, had held a related conference call to discuss these results.  The full text of the press release issued in connection with the announcement was attached as Exhibit No 99.1 to the Original Form 8-K.

                The Company is filing this Amendment No. 1 to the Original Form 8-K to correct non-material errors that were identified in Unaudited Condensed Consolidated Statements of Cash Flows which were included in the press release.  Presented in the tables below are the Unaudited Condensed Consolidated Statements of Cash Flows for the nine months ended September 30, 2007 and 2006 as reported and as corrected.  The revised figures did not impact  the Company’s cash and cash equivalents for the periods as reported in the Original Form 8-K and mainly resulted from rounding errors.

PROS HOLDINGS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
	Nine Months Ended September 30,
	2007	2007
	(as reported)	(as corrected)

Operating activities:
Net income	$7,064	$7,064
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	887	887
Noncash compensation	932	932
Other, net	418	418
Changes in operating assets and liabilities:
Accounts receivable and unbilled receivables, net	(1,132)	(1,132)
Prepaid expenses and other	(1,391)	(1,999)
Accounts payable, accrued liabilities, accrued contract labor and accrued payroll	(654)	(654)
Deferred revenue	1,243	1,242
Net cash provided by operating activities	6,758	6,758
Investing activities:
Purchases of property and equipment	(1,656)	(1,656)
Net cash used in investing activities	(1,656)	(1,656)
Financing activities:
Proceeds from long-term debt	20,000	20,000
Proceeds from IPO	52,365	52,365
Payment long-term debt	(20,000)	(20,000)
Dividend on common stock	(41,328)	(41,328)
Redemption of redeemable preferred stock	(17,365)	(17,365)
Exercise of stock options	685	685
Offering costs	(1,569)	(1,569)
Deferred loan costs	(418)	(418)
Net cash used in financing activities	(7,631)	(7,630)
Net decrease in cash and cash equivalents	(2,528)	(2,528)
Cash and cash equivalents:
Beginning of period	42,540	42,540
End of period	$40,012	$40,012

PROS HOLDINGS, INC.
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
	Nine Months Ended September 30,
	2006	2006
	(as reported)	(as corrected)

Operating activities:
Net income	$4,689	$4,689
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	995	995
Noncash compensation	—	—
Other, net	—	—
Changes in operating assets and liabilities:
Accounts receivable and unbilled receivables, net	(4,577)	(4,577)
Prepaid expenses and other	(1,275)	(1,275)
Accounts payable, accrued liabilities, accrued contract labor and accrued payroll	(495)	(495)
Deferred revenue	7,093	7,093
Net cash provided by operating activities	6,430	6,430
Investing activities:
Purchases of property and equipment	(749)	(749)
Net cash used in investing activities	(749)	(749)
Financing activities:
Proceeds from long-term debt	—	—
Proceeds from IPO	—	—
Payment long-term debt	—	—
Dividend on common stock	—	—
Redemption of redeemable preferred stock	(8,445)	(8,445)
Exercise of stock options	61	60
Offering costs	—	—
Deferred loan costs	—	—
Net cash used in financing activities	(8,385)	(8,385)
Net decrease in cash and cash equivalents	(2,704)	(2,704)
Cash and cash equivalents:
Beginning of period	38,490	38,490
End of period	$35,786	$35,786

The information in this Amendment No. 1 to the Original Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing in the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROS HOLDINGS, INC.

Date: October 31, 2007

/s/ Charles H. Murphy
Charles H. Murphy
Chief Financial Officer and Executive Vice President